UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 20, 2018

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

NextEra Energy Partners, LP (NEP) filed a Current Report on Form 8-K dated December 20, 2018 to report, among other things, the closing of its acquisition of 100% of the membership interests in NEP Renewables, LLC (NEP Renewables), which owns 100% of the membership interests in each of:

•
Breckinridge Wind Class A Holdings, LLC, which owns 100% of the Class A membership interests of Breckenridge Wind Project, LLC, a project company that owns an approximately 98 megawatt (MW) wind generation facility located in Oklahoma;

•
Carousel Wind Holdings, LLC, which owns 100% of the Class A membership interests of Carousel Wind Farm, LLC, a project company that owns an approximately 150 MW wind generation facility located in Colorado;

•
Monarch Wind Holdings, LLC, which owns 100% of the Class A membership interests of Monarch Wind, LLC, which indirectly owns two wind generation facilities, Javelina II and Rush Springs Wind, with a combined generating capacity of approximately 450 MW, located in Texas and Oklahoma, respectively;

•	Mountain View Solar Holdings, LLC, which owns Mountain View Solar, LLC, a project company that owns a 20 MW solar generation facility located in Nevada;

•
Pacific Plains Wind Class A Holdings, LLC, which owns 100% of the Class A membership interests of Pacific Plains Wind, LLC, which indirectly owns three wind generation facilities, Bluff Point, Cottonwood and Golden Hills North, with a combined generating capacity of approximately 255 MW, located in Indiana, Nebraska and California, respectively; and

•
Palomino Wind Holdings, LLC, which owns 100% of the Class A membership interests of Palomino Wind, LLC, which indirectly owns three wind generation facilities located in Kansas, Kingman I, Kingman II and Ninnescah, with a combined generating capacity of approximately 415 MW.

This amendment is being filed to include the financial statements of NEP Renewables and its subsidiaries (Assets Acquired by NextEra Energy Partners, LP) and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of the Assets Acquired by NextEra Energy Partners, LP as of and for the years ended December 31, 2017 and 2016 and the unaudited condensed consolidated financial statements of the Assets Acquired by NextEra Energy Partners, LP as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma consolidated statements of operations and balance sheet (pro forma financial statements) of NEP for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Audited consolidated financial statements of the Assets Acquired by NextEra Energy Partners, LP as of and for the years ended December 31, 2017 and 2016
99.2	Unaudited condensed consolidated financial statements of the Assets Acquired by NextEra Energy Partners, LP as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017
99.3	Unaudited pro forma consolidated financial statements of NEP for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 19, 2019

NextEra Energy Partners, LP
(Registrant)

TERRELL KIRK CREWS, II
Terrell Kirk Crews, II Controller and Chief Accounting Officer

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